UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2004

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 400 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 9, 2004, ERP Operating Limited Partnership, an Illinois limited partnership (the “Company”), agreed to issue $500,000,000 aggregate principal amount of 5.25% Notes due September 15, 2014 (the “Notes”) in a public offering.  The Company agreed to sell the Notes pursuant to a Terms Agreement, dated as of September 9, 2004, among the Company and each of Banc of America Securities LLC, Wachovia Capital Markets, LLC, BNY Capital Markets, Inc., Commerzbank Capital Markets Corp., Piper Jaffray & Co. and Wedbush Morgan Securities Inc., as underwriters.  The Notes will be issued pursuant to an Indenture, dated as of October 1, 1994, between the Company and J.P. Morgan Trust Company, National Association (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 9, 2004, by and between the Company and the Trustee.

Effective as of July 26, 2004, Donna Brandin was appointed Executive Vice President and Chief Financial Officer of Equity Residential, the sole general partner of the Company.  Prior to joining Equity Residential, Ms. Brandin was Senior Vice President and Treasurer of Cardinal Health (NYSE:CAH), a $50 billion distributor of pharmaceuticals and other medical supplies.  At Cardinal Ms. Brandin was responsible for managing the company’s worldwide treasury functions, including financing strategy, cash management, credit exposure, taxes and risk management.  Ms. Brandin also served on the board of directors of the Cardinal Health Foundation.  Prior to Cardinal Health, Ms. Brandin served as Assistant Treasurer at the Campbell Soup Company and Assistant Treasurer and Director of Corporate Finance at Emerson Electric Company.  Prior to Emerson Electric, Ms. Brandin served in a variety of financial reporting, planning and analysis roles and ultimately as Director of Investments at the Peabody Holding Company.  Ms. Brandin began her career at the McDonnell Douglas Company.  Ms. Brandin, a Certified Public Accountant, holds a B.S. from Kutztown University and an M.B.A. from St. Louis University.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

1.1

Terms Agreement dated September 9, 2004, among ERP Operating Limited Partnership and each of Banc of America Securities LLC, Wachovia Capital Markets, LLC, BNY Capital Markets, Inc., Commerzbank Capital Markets Corp., Piper Jaffray & Co. and Wedbush Morgan Securities Inc. which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the form of Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August 25,

Exhibit Number	Description

2000, the form of which was previously filed as Exhibit 1 to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended.

4.1

Form of 5.25% Note due September 15, 2014, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

4.2

First Supplemental Indenture, dated as of September 9, 2004, by and between ERP Operating Limited Partnership and J.P. Morgan Trust Company, National Association, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5.1

Opinion of Piper Rudnick LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Piper Rudnick LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP

	By:	EQUITY RESIDENTIAL, its general partner

Date: September 9, 2004		By:	/s/ Bruce C. Strohm
		Name:	Bruce C. Strohm
		Its:	Executive Vice President

Date: September 9, 2004		By:	/s/ Donna Brandin
		Name:	Donna Brandin
		Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1

Terms Agreement dated September 9, 2004, among ERP Operating Limited Partnership and each of Banc of America Securities LLC, Wachovia Capital Markets, LLC, BNY Capital Markets, Inc., Commerzbank Capital Markets Corp., Piper Jaffray & Co. and Wedbush Morgan Securities Inc. which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the form of Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August 25, 2000, the form of which was previously filed as Exhibit 1 to the Registrant’s registration statement on Form S-3, file no. 333-105850 under the Securities Act of 1933, as amended.

4.1

Form of 5.25% Note due September 15, 2014, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

4.2

First Supplemental Indenture, dated as of September 9, 2004, by and between ERP Operating Limited Partnership and J.P. Morgan Trust Company, National Association, which is being filed pursuant to Regulation S-K, Item 601(b)(4) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5.1

Opinion of Piper Rudnick LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) as an exhibit to the Registrant’s registration statement on Form S-3, file no. 333-105850, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Piper Rudnick LLP (included in Exhibit 5.1).